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                                                                     EXHIBIT 24

                             CITIZENS CORPORATION

                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint John F. O'Brien, John F. Kelly, and Edward J. Parry III , and each of them singly, our true and lawful attorneys, with full power in each of them, sign for and in our names and in any and all capacities, Form 10-K of Citizens Corporation (the "Company") and any other filings made on behalf of said Company pursuant to the requirements of the Securities Exchange Act of 1934, and to file the same with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands and common seal on the date set forth below.

              SIGNATURE                        TITLE               DATE

         /s/ John F. O'Brien           Director, Chairman    February 24, 1997
-------------------------------------   of the Board, CEO
           JOHN F. O'BRIEN              and President

      /s/ James A. Cotter, Jr.         Director              February 24, 1997
-------------------------------------
        JAMES A. COTTER, JR.

         /s/ Neal J. Curtin            Director              February 24, 1997
-------------------------------------
           NEAL J. CURTIN

        /s/ Dona Scott Laskey          Director              February 24, 1997
-------------------------------------
          DONA SCOTT LASKEY

       /s/ James R. McAuliffe          Director, Vice        February 24, 1997
-------------------------------------   President
         JAMES R. MCAULIFFE

        /s/ Eric A. Simonsen           Director, Vice        February 24, 1997
-------------------------------------   President
          ERIC A. SIMONSEN